UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 2004


                         GLOBAL ASSETS & SERVICES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                                 Not Applicable
                                 --------------
                     (Prior name of corporation pre-merger)



Florida                                000-30145              59-3723328
-------                                ---------              ----------
(State or other jurisdiction           (Commission            IRS Employer
of incorporation)                      File Number)           Identification No.


            13575 58th Street North, Suite 122, Clearwater, FL 33760
           -----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (727) 538-1434


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement

Item 1.02 Termination of a Material Definitive Agreement

Item 1.03 Bankruptcy or Receivership


SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 2.02 Results of Operations and Financial Condition

Item 2.03 Creation of a Director Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

Item 2.05 Costs Associated with Exit or Disposal Activities

Item 2.06 Material Impairments


SECTION 3 SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Item 3.02 Unregistered Sales of Equity Securities

Item 2.03 Material Modification to Rights of Security Holders


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL
STATEMENTS

Item 4.10 Changes in Registrant's Certifying Accountant

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics


SECTION 6 - [RESERVED]


SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure


SECTION 8 - OTHER EVENTS

Item 8.01 Other Events


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Signatures

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



SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement

         None

Item 1.02 Termination of a Material Definitive Agreement

         None

Item 1.03 Bankruptcy or Receivership

         None


SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

         None

Item 2.02 Results of Operations and Financial Condition

         None

Item 2.03 Creation of a Director Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

         None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

         None

Item 2.05 Costs Associated with Exit or Disposal Activities

         None

Item 2.06 Material Impairments

         None

SECTION 3 SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

         None

Item 3.02 Unregistered Sales of Equity Securities

         None

Item 2.03 Material Modification to Rights of Security Holders

         None


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL
STATEMENTS

Item 4.10 Changes in Registrant's Certifying Accountant

         None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

         None


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

         None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         At an Annual Shareholders Meeting held December 15, 2004, Kexi Xu and Alice Anastasia Tung Yi Chan were appointed as Directors of the Company.

         Their biographical information is as follows:

         Mr. Xu Kexi, age 41, graduated from high school in Shanghai in 1982. Mr. Xu was the supervisor of the Shanghai Textile Company from 1982 to 1985, the Export Manager of Shengzhen China Import-Export Company from 1985-1990, and the Manager of Shanghai Galaxy Film Limited from 1990-1996. From 1996 to the present, Mr. Xu has been the Chief Executive Officer of Shanghai Asia Loyalty Tradings Limited.

         Miss Chan Yi Tung Alice Anastasia, age 36, graduated in 1995 from the University of Minnesota, United States of America. She was the Administrative Manager of Minghua Group Holdings Limited, a company listed on NASD's Overt-the-Counter Bulletin Board in the United States of America until May 2002. In the past, Miss Chan has worked as the Sales Manager for the KYH Steel Co., Limited, a steel stocklist in Hong Kong, and as the Administrative Officer of B+B Asia Limited, a contractor in Hong Kong, with its parent company, located in Germany. At present, Miss Chan is a director of Genuisoft Limited, a company involved in the research, development, and production of remote surveillance monitoring, data security, and wireless communication systems.

         Management will devote part time to the operations of the Company, and any time spent will be devoted to screening and assessing and, if warranted, negotiating to acquire business opportunities.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

         None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

         None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

         None


SECTION 6 - [RESERVED]


SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

         None

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

         The Company held an Annual Meeting of Shareholders on December 15, 2004. At this meeting, the shareholders approved the following proposals.

         1. To elect two directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

         2. To ratify the appointment of Michael Johnson & Co. as Independent Accountants for the annual period ending December 31, 2004.

         3.  To change the Company's name to Jointland Development, Inc.

         4. To authorize a reverse split of the Company's common stock on a basis of up to one for fifty. Fractional shares will be rounded up to the next whole share.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         A.  Financial Statements

                  None

         B.  Exhibits

                  3  Articles of Amendment


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 28, 2005                        GLOBAL ASSETS & SERVICES, INC.


                                             By: /s/ Kexi Xu
                                                 -------------------------------
                                                 Kexi Xu, President


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